UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2004

Date of Report (Date of earliest event reported)

INFONET SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15475	95-4148675
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2160 East Grand Avenue

El Segundo, California 90245

(Address of principal executive offices) (Zip Code)

(310) 335-2600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 10, 2004, Infonet Services Corporation (the “Registrant”) issued a press release announcing its operating results for the second quarter ended October 1, 2004 and for the first half of fiscal year 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

On November 11, 2004, the Registrant held an investor conference call and audio Web cast to review the second quarter operating results. The transcript of that conference call and audio webcast is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1		Infonet Services Corporation press release dated November 10, 2004.
99.2	*	Infonet Services Corporation conference call and audio Web cast transcript dated November 11, 2004.

*	Incorporated by reference to the soliciting material filed by the Registrant under Rule 14a-12 with the Commission on November 16, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFONET SERVICES CORPORATION

Date: November 16, 2004	By:	/s/ Paul A. Galleberg
Paul A. Galleberg
Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

99.1		Infonet Services Corporation press release dated November 10, 2004.
99.2	*	Infonet Services Corporation conference call and audio Web cast transcript dated November 11, 2004.

*	Incorporated by reference to the soliciting material filed by the Registrant under Rule 14a-12 with the Commission on November 16, 2004.